UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

First BanCorp.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

1519 Ponce De León Avenue, San Juan, Puerto Rico	00908-0146

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 729-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act

ITEM 2.02 Results of Operations and Financial Condition

     On April 19, 2005, First BanCorp. (the “Corporation”) announced its unaudited results of operations for the first quarter ended March 31, 2005. A copy of the Corporation’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information included in this Form 8-K, included in Item 2.02 and Exhibit 99.1, attached hereto, is intended to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

     (C) Exhibits

     The following exhibit shall be deemed to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

     99.1 Press release dated April 19, 2005, announcing First BanCorp’s consolidated earnings for the first quarter ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP.
By:	/s/Annie Astor-Carbonell
Annie Astor-Carbonell
Senior Executive Vice President and Chief Financial Officer

Date: April 20, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 19, 2005, announcing First BanCorp’s consolidated earnings for the first quarter ended March 31, 2005.